Sub-Item 77Q1(e)

                             MEMORANDUM OF AGREEMENT
                             (ADVISORY FEE WAIVERS)

     This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit (the "Exhibit"), between AIM Equity Funds, AIM Funds Group, AIM Investment Funds, AIM Sector Funds, AIM Stock Funds, AIM Treasurer's Series Trust and AIM Variable Insurance Funds (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibit to this Memorandum of Agreement (the "Funds"), and A I M Advisors, Inc. ("AIM"). This Memorandum of Agreement restates the following: (i) Amended and Restated Memorandum of Agreement dated July 1, 2006, between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Special Opportunities Funds, AIM Stock Funds, AIM Summit Fund, AIM Treasurer's Series Trust, AIM Variable Insurance Funds and AIM; (ii) Memorandum of Agreement as of the effective dates indicated on the Exhibit between AIM Counselor Series Trust, AIM Special Opportunities Fund and AIM; and (iii) Memorandum of Agreement as of the effective dates indicated on the Exhibit between AIM Funds Group, AIM International Mutual Funds, AIM Treasurer's Series Trust, AIM Variable Insurance Funds and AIM. AIM shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibit.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and AIM agree that until at least the expiration date set forth on the Exhibit (the "Expiration Date") and with respect to those Funds listed on the Exhibit, AIM will waive its advisory fees at the rate set forth on the Exhibit.

     The Boards of Trustees and AIM may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. AIM will not have any right to reimbursement of any amount so waived or reimbursed.

     Subject to the foregoing paragraphs, each of the Trusts and AIM agree to review the then-current waivers for each class of the Funds listed on the Exhibit on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless the Trusts and AIM have agreed to continue them. The Exhibit will be amended to reflect any such agreement.

     It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.


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

IN WITNESS WHEREOF, each of the Trusts and AIM have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibit.

                                        AIM EQUITY FUNDS
                                        AIM FUNDS GROUP
                                        AIM INVESTMENT FUNDS
                                        AIM SECTOR FUNDS
                                        AIM STOCK FUNDS
                                        AIM TREASURER'S SERIES TRUST
                                        AIM VARIABLE INSURANCE FUNDS
                                        on behalf of the Funds listed in the
                                        Exhibit to this Memorandum of Agreement


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Title: Senior Vice President


                                        A I M ADVISORS, INC.


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Title: Senior Vice President


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

                           EXHIBIT TO ADVISORY FEE MOA

    AIM EQUITY FUNDS                      WAIVER DESCRIPTION                 EFFECTIVE DATE   EXPIRATION DATE
------------------------   -----------------------------------------------   --------------   ---------------
AIM Charter Fund           AIM will waive advisory fees to the extent           1/1/2005         12/31/2012
                           necessary so that advisory fees AIM receives do
                           not exceed the annualized rates listed below.
                           0.75% of the first $150M
                           0.615% of the next $4.85B
                           0.57% of the next $2.5B
                           0.545% of the next $2.5B
                           0.52% of the excess over $10B

AIM Constellation Fund     AIM will waive advisory fees to the extent           3/27/2005        12/31/2012
                           necessary so that advisory fees AIM receives do
                           not exceed the annualized rates listed below.
                           0.695% of the first $250M
                           0.615% of the next $4B
                           0.595% of the next $750M
                           0.57% of the next $2.5B
                           0.545% of the next $2.5B
                           0.52% of the excess over $10B

     AIM FUNDS GROUP                      WAIVER DESCRIPTION                 EFFECTIVE DATE   EXPIRATION DATE
------------------------   -----------------------------------------------   --------------   ---------------
AIM Basic Balanced Fund    AIM will waive advisory fees to the extent           1/1/2005         12/31/2012
                           necessary so that advisory fees AIM receives do
                           not exceed the annualized rates listed below.
                           0.62% of the first $250M
                           0.605% of the next $250M
                           0.59% of the next $500M
                           0.575% of the next $1.5B
                           0.56% of the next $2.5B
                           0.545% of the next $2.5B
                           0.53% of the next $2.5B
                           0.515% of the excess over $10B

  AIM INVESTMENT FUNDS                    WAIVER DESCRIPTION                 EFFECTIVE DATE   EXPIRATION DATE
------------------------   -----------------------------------------------   --------------   ---------------
AIM Global Health Care     AIM will waive advisory fees to the extent           1/1/2005         12/31/2009
Fund                       necessary so that advisory fees AIM receives do
                           not exceed the annualized rates listed below.
                           0.75% of the first $250M
                           0.74% of the next $250M
                           0.73% of the next $500M
                           0.72% of the next $1.5B
                           0.71% of the next $2.5B
                           0.70% of the next $2.5B
                           0.69% of the next $2.5B
                           0.68% of the excess over $10B

    AIM SECTOR FUNDS                      WAIVER DESCRIPTION                 EFFECTIVE DATE   EXPIRATION DATE
------------------------   -----------------------------------------------   --------------   ---------------
AIM Gold & Precious        AIM will waive advisory fees to the extent           1/1/2005         6/30/2008
Metals Fund                necessary so that advisory fees AIM receives do
                           not exceed the annualized rates listed below.
                           0.75% of the first $250M
                           0.74% of the next $250M
                           0.73% of the next $500M
                           0.72% of the next $1.5B
                           0.71% of the next $2.5B
                           0.70% of the next $2.5B
                           0.69% of the next $2.5B
                           0.68% of the excess over $10B

AIM Utilities Fund         AIM will waive advisory fees to the extent           1/1/2005         6/30/2008
                           necessary so that advisory fees AIM receives do
                           not exceed the annualized rates listed below.
                           0.75% of the first $250M
                           0.74% of the next $250M
                           0.73% of the next $500M
                           0.72% of the next $1.5B
                           0.71% of the next $2.5B
                           0.70% of the next $2.5B
                           0.69% of the next $2.5B
                           0.68% of the excess over $10B

     AIM STOCK FUNDS                      WAIVER DESCRIPTION                 EFFECTIVE DATE   EXPIRATION DATE
------------------------   -----------------------------------------------   --------------   ---------------
AIM S&P 500 Index Fund     AIM will waive advisory fees to the extent           1/1/2005         6/30/2008
                           necessary so that advisory fees AIM receives do
                           not exceed the annualized rates listed below.
                           0.25% of the first $250M
                           0.24% of the next $250M
                           0.23% of the next $500M
                           0.22% of the next $1.5B
                           0.21% of the next $2.5B
                           0.20% of the next $2.5B
                           0.19% of the next $2.5B
                           0.18% of the excess over $10B

 AIM TREASURER'S SERIES
          TRUST                           WAIVER DESCRIPTION                 EFFECTIVE DATE   EXPIRATION DATE
------------------------   -----------------------------------------------   --------------   ---------------
Premier Portfolio          AIM will waive advisory fees in the amount of        2/25/2005        6/30/2008
                           0.08% of the Fund's average daily net assets

Premier U.S. Government    AIM will waive advisory fees in the amount of        2/25/2005        6/30/2008
Money Portfolio            0.08% of the Fund's average daily net assets

 AIM VARIABLE INSURANCE
          FUNDS                           WAIVER DESCRIPTION                 EFFECTIVE DATE   EXPIRATION DATE
------------------------   -----------------------------------------------   --------------   ---------------
AIM V. I. Basic Balanced   AIM will waive advisory fees to the extent           1/1/2005         12/31/2009
Fund                       necessary so that advisory fees AIM receives do
                           not exceed the annualized rates listed below.
                           0.62% of the first $150M
                           0.50% of the next $4.85B
                           0.475% of the next $5B
                           0.45% of the excess over $10B

AIM V. I. Capital          AIM will waive advisory fees to the extent           5/1/2006         12/31/2009
Appreciation Fund          necessary so that advisory fees AIM receives do
                           not exceed the annualized rates listed below.
                           0.695% of the first $250M
                           0.625% of the next $750M
                           0.62% of the next $1.5B
                           0.595% of the next $2.5B
                           0.57% of the next $2.5B
                           0.545% of the next $2.5B
                           0.52% of the excess over $10B

 AIM VARIABLE INSURANCE
    FUNDS - CONTINUED                     WAIVER DESCRIPTION                 EFFECTIVE DATE   EXPIRATION DATE
------------------------   -----------------------------------------------   --------------   ---------------
AIM V. I. Capital          AIM will waive advisory fees to the extent           1/1/2005          4/30/2009
Development Fund           necessary so that advisory fees AIM receives do
                           not exceed the annualized rates listed below.
                           0.745% of the first $250M
                           0.73% of the next $250M
                           0.715% of the next $500M
                           0.70% of the next $1.5B
                           0.685% of the next $2.5B
                           0.67% of the next $2.5B
                           0.655% of the next $2.5B
                           0.64% of the excess over $10B

AIM V. I. Core Equity      AIM will waive advisory fees to the extent           1/1/2005         12/31/2009
Fund                       necessary so that advisory fees AIM receives do
                           not exceed the annualized rates listed below.
                           0.695% of the first $250M
                           0.67% of the next $250M
                           0.645% of the next $500M
                           0.62% of the next $1.5B
                           0.595% of the next $2.5B
                           0.57% of the next $2.5B
                           0.545% of the next $2.5B
                           0.52% of the excess over $10B